UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21650
Investment Company Act file number

ASA Limited

(Exact name of registrant as specified in charter)

400 S. El Camino Real
San Mateo, California	94402-1708

(Address of Principal executive offices)	(Zip code)

JPMorgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245

(Name and address of agent for service)

650-376-3135
Registrant’s telephone number, including area code:

November 30, 2010
Date of fiscal year end:

May 31, 2010
Date of reporting period:

Item 1. Report to Stockholders.

CHAIRMAN’S LETTER (Unaudited)

Dear Fellow Shareholders,

          On behalf of your Board of Directors, I am pleased to report to you on the activities of your Company over the past half year, for the period December 1, 2009 to May 31, 2010 (otherwise referred herein as the “Period”). As usual, a detailed report on the investment matters for your Company over the Period is in the accompanying Portfolio Manager’s message.

Performance in the Period

          The price of gold remained strong through the Period and as at the time of writing stands at $1,200/oz as against a 2009 calendar high of $1,227/oz. Fiscal irresponsibility, particularly evident in an increasing number of Western economies surrounding the Mediterranean, has provided much of the continued support for gold prices although, as our Portfolio Manager reports on the following pages, gold shares have marginally lagged the appreciation of the metal given both geopolitical concerns and increased volatility in the respective stock markets. For the Period, your Company’s net asset value (“NAV”) declined 3.3% against a virtually similar decline of 3.1% in your Company’s benchmark, the FTSE Gold Mines Index.

Dividend Payment

          I have written on recent occasions, particularly through the medium of this report, of your Company’s declining dividend income stream, which has been caused by both lower payouts from the mining companies and a trend toward investing in lower yielding/higher growth companies by our Portfolio Manager. Your Board has determined that, given some retained investment income, it is beneficial to continue to pay an interim dividend. Your Board, therefore, recently distributed an interim dividend of $0.02 per share, versus last year’s interim dividend of $0.033, as adjusted for the Company’s recent 3-for-1 stock split. Any potential payout at the end of the year will be determined by taking into account net realized capital gains for the full year, rather than dividend income.

Discount Management and Tender Offer

          A major function of your Board’s ongoing responsibility is the monitoring of the premium/discount at which ASA’s shares trade relative to NAV. Clearly there is a relationship between supply and demand and so, as a means of permitting as broad an access as possible, your Board approved a stock split, effective May 3, 2010, with respect to the Company’s common shares. Given that the share price had been trading at over $70, a level that was deemed above the average of shares of companies traded on the New York Stock Exchange (“NYSE”) as well as for the closed-end funds sector, the stock split was announced with the primary and broad purpose of increasing liquidity. As you may recall, this in broad terms reduced the share price on the ex-date to one-third of the pre-split level and increased the number of issued common shares outstanding to 19.44 million.

          Whilst the 10-year range of your Company’s premium/discount of share price to NAV has fluctuated between a small premium to a discount of some 20%, both the 5-year and 2-year ranges have narrowed noticeably. Based on a 12-week moving average, we have seen a general improvement in ASA’s discount during the past 12 months, and over the past six months the discount has fluctuated from a low of 5.4% to a high of 13.9%. This improvement is the result of a combination of factors, including an increased interest in the precious metals sector by investors, the impact of the stock split and the tender offers that have taken place over the past two years.

          During the Period, your Board announced a 12-week Measurement Period, which started on May 3, 2010 and which will end on July 23, 2010. This Measurement Period is in line with the assurance provided shareholders in March 2008 when your Board authorized a tender offer program pursuant to which a cash tender offer would be made in 2010 for 10% of the then outstanding shares, at a purchase price of 98% of NAV per share, if the Company’s shares traded on the NYSE during the Measurement Period at an average discount to NAV of greater than 10%.

The Way Forward

          In previous correspondence I outlined the reasoning as to why your Board has adopted a more expansionary business strategy. In short, this strategy is intended to counteract any possibility of a less secure future for ASA as a single product investment company, as well as to fulfill your Board’s desire to provide an attractive, expanding corporate environment for its staff that will offer a worthwhile and conducive career path over the long term. I further set out that, under ASA’s regulatory environment, any such possible expansion required both the positive approval from our shareholders and the receipt of a no-action letter from our regulator, the U.S. Securities and Exchange Commission (“SEC”) to permit the Company to form a wholly-owned investment advisory subsidiary. As you may recall, shareholder approval was provided at our Annual General Meeting in March. Our legal counsel has been in active discussion with the SEC on the matter of the no-action letter and we hope to be able to update shareholders in the near future.

          As I have also previously written, your Board hopes that the SEC Exemptive Order under which ASA operates can be modified to permit your Company to operate on a more level playing field relative to its U.S. peer group entities. We are hopeful that a recent meeting convened in Washington between management and the SEC staff will hasten favourable results with regard to the Exemptive Order.

          Meanwhile, progress is being made on the consolidation of your Company’s operations in its recently relocated headquarters in the San Francisco Bay Area. Suitable office space is now in use and we are in the process of engaging the human resources necessary to provide adequate operational capability to meet our present and perceived short-term objectives. We look forward to keeping you informed of progress in the development period lying ahead of us.

          Our thanks to you for your support through the Period.

Yours very sincerely,

Julian Reid
Chairman–ASA Limited
July 22, 2010

A Precious Minerals Fund

Portfolio Manager’s Report (Unaudited)

          A high level of global financial stress during the past year has driven gold prices to an all-time high as investors sought the perceived safety of gold during times of financial uncertainty. The performance of gold mining shares, however, lagged the rise in gold prices during the early months of 2010, as geopolitical concerns and increased volatility in the broader equity markets negatively affected the demand for the shares of mining companies. Gold prices rose 2.7% from November of 2009 to May of 2010 while global gold mining shares decreased 3.1% as measured by the FTSE Gold Mines Index (“FTGMI”), and ASA’s portfolio was impacted by that dichotomy during this reporting period.

          At May 31, 2010, the net asset value (“NAV”) of the Company was $28.86 per share versus the closing price of the Company’s shares on the New York Stock Exchange (“NYSE”) of $25.81 per share, representing a discount of 10.6% to NAV. The share price of closed-end funds like ASA is determined by trading activity in the open market and consequently may reflect a premium to (higher than) or discount to (lower than) its underlying NAV. During the last six months, the discount at which the Company’s shares traded fluctuated from a low of 5.4% to a high of 13.9% and averaged 9.3% as measured on Friday of each week. For the first six months of the 2010 fiscal year ASA’s total return based on the NAV of -3.3%, including reinvested dividends, is similar to the return of -3.1% for the FTGMI, an underperformance of 13 basis points. The performance of ASA’s shares as reflected on the NYSE during the same period, including the reinvestment of dividends, was -2.6%, with the slightly stronger performance as compared to the NAV the result of a reduction in the discount during the same period.

          Over the one-year period ending May 31, 2010, the total return of ASA’s NAV, including reinvested dividends, was 14.8% versus a return of 10.6% for the FTGMI. During that period, ASA’s NAV outperformed the FTGMI as its investments in the platinum sector and several of the Company’s investments such as NovaGold Resources Limited, Anatolia Minerals Development Limited, and Randgold Resources Limited outperformed the FTGMI.

          ASA’s portfolio is not designed to track the performance of the FTGMI, as our portfolio includes significant positions in several companies that are not included in the FTGMI. Likewise, the FTGMI includes some securities that are not held in ASA’s portfolio. As such, the performance variation relative to the FTGMI may be more pronounced than it would be for a

   Chart 1: Trailing 1 Year Relative Performance
   Source: Bloomberg and ASA research

comparable index fund. However, in the view of the Board of Directors, the FTMGI is the most appropriate market index for measuring ASA’s relative performance.

          For the six months ended May 31, 2010, the Company had a net investment loss of $41,398 or $0.00 per share compared to a net investment loss of $255,818 or $0.01 per share for the six months ended May 31, 2009. The Board of Directors declared dividends totaling $0.45 per share during the last twelve months after adjustment for the 3-for-1 stock split distributed to shareholders during May of 2010. The most recent dividend of $0.02 per share was paid on May 28, 2010 to shareholders of record on May 21, 2010. Dividend income earned by the Company during the last six months increased by $1.3 million largely due to a one-time receipt of proceeds from the sale of rights in Anglo Platinum Limited, which for accounting purposes was treated as dividend income. Net of this onetime event, dividend income remained relatively flat during the last six months due to the continued effects of the global economic slowdown, an increased emphasis on higher growth investments and decreased distributions received from our investments in the platinum sector, combined with a decrease in assets under management. Despite declining dividend income during the last three years, we believe that the outlook for dividend income is beginning to improve as more gold producers are considering an increase in dividend payments. Nevertheless, the Company does not anticipate generating positive net investment income during 2010.

Market Update

          We continue to expect a strong gold market for 2010. For the past few years gold has surged upward in an environment of economic uncertainty and volatility. During 2009 and into 2010, gold prices have reacted strongly to increased investor concerns related to the potential for rising inflation rates and the weakness of the U.S. dollar. As the U.S. dollar tumbled, many investors looked to gold to preserve the value of their investment portfolios. Interestingly, some investors looked to diversify their U.S. dollar holdings by investing in the Euro over the past year in anticipation of a weakening U.S. dollar / Euro exchange rate. However, in the opening months of this year the Euro has weakened considerably as heightened concerns related to sovereign debt within the European Union spread. The possible inflationary impact of a European Central Bank rescue package and the difficulty in finding a solution to the financial crisis, given the single currency system, has led some investors to question the survival of the Euro as a viable currency. As investors fled the Euro, demand for gold ETFs, bullion, and gold coins surged, driving gold prices to new highs. Typically, gold has moved inversely to fluctuations of the U.S. dollar. However, in recent months as a result of the European debt crisis, and a resulting shift in confidence from the Euro to the U.S. dollar, the U.S. dollar and gold prices have been moving in tandem.

   Chart 2: U.S. Dollar / Euro Exchange Rate and Gold Price
   Source: Bloomberg and ASA research

          Investor sentiment has not been the only factor influencing gold demand in 2010. After a 20% drop in jewelry demand during 2009 due to the global recession, demand increased 43% during the first quarter of 2010 versus the first quarter 2009 as consumers, particularly in non-Western markets, became more accustomed to higher prices and returned to normal purchasing activity. In our view, an improvement in global jewelry demand will be a key factor in sustaining gold prices should investment demand soften in coming months as economic conditions improve. As with many commodities, Chinese demand for gold, both in jewelry products and as an investment, is also having a profound impact on the gold market. During the first calendar quarter of 2010 alone, Chinese demand for gold jewelry is estimated to have increased by 11% from the same period of last year to approximately 105 tonnes. Likewise, demand for gold investment products in China is estimated to have increased 57% during the same period, bringing total demand to nearly 140 metric tonnes.

   Chart 3: Rising Chinese Gold Demand

   Source: World Gold Council

          Global gold mine production has begun to increase after declining for several years. During the first calendar quarter of 2010, global gold mine production increased 5% to 611 tonnes compared to the first quarter of 2009 as producers increased output and developed new operations seeking to take advantage of higher gold prices and the increased availability of capital. Over time, however, it is expected that the industry will revert to its prior trend of declining production as reserve growth is unable to maintain the pace of demand growth. It is increasingly difficult to discover, permit and develop new mines, lengthening the time required to develop new mining operations. Additionally, governments around the world are showing renewed interest in increasing taxation of mining companies, potentially impinging on new project development. Among the recent actions to increase resource taxation and regulations are a new royalty system in South Africa, an attempt by the Australian government to significantly increase the resource tax and Mongolia’s recent prohibition on the issuance and transfer of mining licenses until the government can enact a stricter law on foreign mining investment.

          Gold recycling surged during the last two years in response to high real gold prices, aggressive advertising, and a historically high level of inventory of older jewelry designs held by consumers. According to the World Gold Council, recycling has slowed by 43% in the first calendar quarter of 2010 from the lofty levels recorded during the first quarter of 2009. The decline in recycling suggests that the supply of readily available old jewelry is nearing exhaustion as consumers have cleaned out their closets.

          It is our expectation that growth in demand for gold investment products and a recovery in jewelry purchases will continue to support a strong gold market in 2010. A slow and fitful economic recovery in the U.S., combined with continued concern over European sovereign debt, should maintain investor interest while pent-up demand and acceptance of high gold prices should continue to fuel a slow recovery of jewelry demand. While improving fundamentals are supportive of a strong price environment, as the last two years have shown, the gold price is influenced by numerous geopolitical events suggesting that uncertainty, in whatever form it may take, remains one of the biggest drivers of volatility in the gold market.

Portfolio Changes

          At the end of May 2010, approximately 82% of ASA’s total net assets were invested in gold mining companies, versus 81% at the end of November 2009. Overall, approximately 96% of total net assets were invested in precious metals and mining, exploration or development companies as of the end of May 2010. This includes gold and silver mining companies, platinum mining companies, and precious metal ETFs, with the remainder invested in a diversified mining company and short-term cash positions. Since its fiscal year end last November, the Company has continued to increase its holdings of North American gold and silver companies at the expense of some South African investments. We have made recent investments in Anatolia Minerals Development Limited, a Canadian-based emerging gold producer which is developing the Çöpler project in Turkey and is a leading explorer in the region. During the last several months, the shares of Anatolia Minerals have been among the strongest performers in ASA’s portfolio, contributing positively to the Company’s total return. We have also initiated a position in the shares of Tahoe Resources Inc., which has recently acquired the Escobal silver project in Guatemala from Goldcorp Inc. Both of these companies are listed in our Schedules of Investments as Canadian companies, as this is the country of registration, although they maintain the majority of their assets outside of Canada as is typical in the industry.

   Chart 4: ASA Portfolio - Asset Allocation

   Source: ASA

          Investment demand has been very strong during the last six months for both platinum and palladium (“PGMs”) and we believe demand will continue to support prices during the remainder of 2010. With South Africa’s public utility, ESKOM, indicating that power supply will continue to be tight for the next several years, we believe the production of PGMs from South Africa will be constrained and the development of new assets unlikely to result in a significant increase in global PGM production. Given the operating issues within South Africa, we have reduced our holding in Lonmin PLC and initiated new positions in the ETFS Platinum Trust and the ETFS Palladium Trust, both of which were recently listed on the New York Stock Exchange. With South Africa producing an estimated 80% of the world’s supply of PGMs, any disruption to supply is likely to drive metal prices higher. As such, holding the physical metal via these ETFs provides our portfolio with a natural hedge against problems within the South African industry.

Changes in Portfolio Holdings	Shares
Sales:
AngloGold Ashanti Limited	150,000
Compania de Minas Buenaventura S.A.A. - ADRs	325,000
Gold Fields Limited	250,000
Lonmin PLC - ADRs	100,000
Purchases:
Anatolia Minerals Development Limited	1,343,000
Barrick Gold Corporation	50,000
ETFS Palladium Trust	40,000
ETFS Platinum Trust	10,000
Newmont Mining Corporation	100,000
Tahoe Resources Inc.	400,000

          During the last six months, the changes to the portfolio have reduced the Company’s investments in the South African gold producers from 12% of total net assets at the end of November 2009 to 10% at the end of May 2010. This compares to approximately 46% of total net assets being invested in South African gold producers at the end of fiscal year 2005. In total, approximately 23% of ASA’s investments, including the platinum producers, is represented by South African companies at the end of May 2010, an all-time low for the Company. Despite the reduction in the assets invested in this region, AngloGold Ashanti Limited and Gold Fields Limited remain among the highest quality gold producers in the world and are themselves gradually diversifying their own portfolios of mining assets outside of South Africa.

Top 5 Portfolio Holdings	Value	Percent of Net Assets
Randgold Resources Limited - ADRs	$62,937,765	11.2%
Barrick Gold Corporation	$54,949,737	9.8%
Goldcorp Inc.	$47,140,618	8.4%
Newcrest Mining Limited - ADRs	$45,238,563	8.1%
Compania de Minas Buenaventura S.A.A. - ADRs	$37,224,000	6.6%

          With more than a half-century of experience, ASA continues to provide its shareholders with an investment vehicle concentrated in precious metals and minerals investments worldwide. Our investment goal is to achieve above-average returns for shareholders while being mindful of the qualitative factors we believe make a precious metals and mining company successful over the long term. We will continue to adjust our portfolio as we evaluate the companies we invest in and analyze the markets in an ongoing effort to identify future investment opportunities.

          Copies of financial reports of the Company, as well as its latest net asset value may be requested from ASA Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA 94402, (650) 376-3135 or (800) 432-3378, or may be found on the Company’s website (www.asaltd.com). We encourage shareholders to visit the website for other important information about the Company, including press releases, historical NAV, share price and tax related information. We would like to call to your attention the availability of the Dividend Reinvestment and Stock Purchase Plan. Please see page 24 of this report for information.

David J. Christensen

President, CEO and CIO

July 22, 2010

Forward-Looking Statements

          With the exception of historical information, this report includes forward-looking statements within the meaning of U.S. federal securities laws and that are intended to be covered by the safe harbors created thereby. Forward-looking statements are generally identified by words such as “believe,” “anticipate,” “expect,” “hope,” “desire,” “intend,” “may,” “will,” “should” or similar expressions. In addition, statements that describe ASA’s future plans, objectives, estimates or goals are also forward-looking statements. By their nature, forward-looking statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of ASA’s plans to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to, performance and dividend payments of the companies whose securities comprise ASA’s portfolio; the conditions in the United States, South African and other securities and foreign exchange markets; the prices of gold, platinum and other precious minerals, which, in turn, are affected by a variety of global, economic, financial and political factors and may fluctuate substantially over short periods of time; changes in government regulations and tax laws; changes in ASA’s plans, goals, strategies, and intentions; and ASA’s ability to attract and retain key employees.

Schedules of investments
(Unaudited)

May 31, 2010 and 2009		2010			2009
	Shares / Principal	Fair	Percent of Net	Shares / Principal	Fair	Percent of Net
Name of Company	Amount	Value	Assets	Amount	Value	Assets
Common Shares and Warrants
Gold and Silver Investments
Gold mining, exploration, development and royalty companies
Australia
Newcrest Mining Limited – ADRs	1,665,000	$ 45,238,563	8.1%	1,865,000	$ 49,243,937	8.9%
Canada
Agnico-Eagle Mines Limited	600,000	35,615,127	6.3	600,000	37,116,000	6.7
Anatolia Minerals Development Limited (1)	1,343,400	6,237,903	1.1	—	—	—
Barrick Gold Corporation	1,300,000	54,949,737	9.8	1,025,000	39,032,000	7.1
Goldcorp Inc.	1,082,400	47,140,618	8.4	1,200,000	47,676,000	8.6
Golden Star Resources Limited (1)	750,000	3,145,045	0.6	—	—	—
IAMGOLD Corporation	600,000	10,523,696	1.9	—	—	—
Kinross Gold Corporation	1,125,000	19,731,929	3.5	1,125,000	22,747,500	4.1
NovaGold Resources Inc. (1)(2)	1,157,691	8,390,351	1.5	2,307,691	11,838,455	2.2
NovaGold Resources Inc. $1.50 Warrants, 01/21/13 (1)(3)	2,307,691	13,263,424	2.4	2,307,691	8,861,533	1.6
Yamana Gold Inc.	600,000	6,525,610	1.1	—	—	—
		205,523,440	36.6		167,271,488	30.3
Channel Islands
Randgold Resources Limited – ADRs	719,700	62,937,765	11.2	1,019,700	71,185,257	12.9
Latin America
Compania de Minas Buenaventura S.A.A. – ADRs	1,034,000	37,224,000	6.6	1,459,000	41,333,470	7.5
South Africa
AngloGold Ashanti Limited	793,194	33,922,665	6.0	943,194	39,925,402	7.2
Gold Fields Limited	1,729,577	24,297,792	4.3	2,429,577	32,993,656	6.0
Harmony Gold Mining Company Limited – ADRs (1)	—	—	—	503,100	6,087,510	1.1
		58,220,457	10.3		79,006,568	14.3
United States
Newmont Mining Corporation	520,368	28,006,206	5.0	420,368	20,543,384	3.7
Royal Gold Inc.	150,000	7,521,000	1.3	150,000	6,985,500	1.3
		35,527,206	6.3		27,528,884	5.0
Total gold mining, exploration, development and royalty companies (Cost $174,643,981 – 2010, $157,948,593 – 2009)		444,671,431	79.2		435,569,604	78.9

Exchange traded fund – gold
United States
SPDR Gold Trust (1) (Cost $5,002,500 – 2009)	—	—	—	75,000	7,215,750	1.3

Silver mining, exploration and development companies
Canada
Tahoe Resources Inc. (1)(3)(4) (Cost $2,287,880 – 2010)	400,000	2,297,750	0.4	—	—	—
Total gold and silver investments (Cost $176,931,861 – 2010, $162,951,093 – 2009)		446,969,181	79.6		442,785,354	80.2

Platinum and Palladium Investments (PGMs)
Platinum and Palladium mining companies
South Africa
Anglo Platinum Limited (5)	345,100	34,603,596	6.2	470,100	32,856,369	5.9
Impala Platinum Holdings Limited	1,322,400	33,023,790	5.9	1,497,400	36,404,636	6.6
		67,627,386	12.1		69,261,005	12.5

Schedules of investments
(Unaudited) (continued)

May 31, 2010 and 2009		2010			2009

	Shares / Principal	Fair	Percent of Net	Shares / Principal	Fair	Percent of Net
Name of Company	Amount	Value	Assets	Amount	Value	Assets

United Kingdom
Lonmin PLC – ADRs (5)	189,700	$4,654,442	0.9%	289,700	$6,697,253	1.2%

Exchange traded funds – PGMs
United States
ETFS Palladium Trust (1)	40,000	1,836,800	0.3	—	—	—
ETFS Platinum Trust (1)	10,000	1,544,000	0.3	—	—	—

Total platinum and palladium investments (Cost $10,105,591 – 2010, $12,006,287 – 2009)		75,662,628	13.5		75,958,258	13.7

Diversified mineral resources companies
United Kingdom
Anglo American plc (5) (Cost $1,762,502 – 2010, $3,790,736 – 2009)	414,800	15,739,164	2.8	764,800	22,001,654	4.0

Total common shares and warrants (Cost $188,799,954 – 2010, $178,748,116 – 2009)		538,370,973	95.9		540,745,266	97.9

Convertible Securities
Gold mining companies
Canada
NovaGold Resources Inc., 5.50% Senior Convertible Notes,
due 5/01/2015 (Cost $15,000,000 in 2010 and 2009)	15,000,000	15,028,500	2.7	15,000,000	9,449,400	1.7

Total Investments (Cost $203,799,954 – 2010, $193,748,116 – 2009) (6)		553,399,473	98.6		550,194,666	99.7

Cash, receivables, and other assets less liabilities		7,639,675	1.4		2,320,033	0.4

Net assets		$561,039,148	100.0%		$552,514,699	100.0%

(1)	Non-income producing security

(2)	Restricted security – May 31, 2009 only

(3)	Restricted security

(4)

Security purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, (“Securities Act”) and may be resold in transactions exempt from registration, normally to qualified institutional buyers or pursuant to Regulation S under the Securities Act.

(5)	Non-income producing security – May 31, 2010 only

(6)

Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2010 were $355,591,020 and $5,991,501, respectively, resulting in net appreciation on investments of $349,599,519. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2009 were $364,580,385 and $8,133,835, respectively, resulting in net unrealized appreciation on investments of $356,446,550.

ADR – American Depository Receipt

The notes to the financial statements form an integral part of these statements.

Portfolio statistics (Unaudited)
May 31, 2010 and May 31, 2009

Geographic breakdown*	2010	2009

Canada	39.7%	32.0%
South Africa	22.4%	26.8%
Channel Islands	11.2%	12.9%
Australia	8.1%	8.9%
United States	6.9%	6.3%
Latin America	6.6%	7.5%
United Kingdom	3.7%	5.2%

* Geographic breakdowns, which are based on country domiciles, are expressed as a percentage of total net assets.

Statements of assets and liabilities
(Unaudited)

	May 31, 2010 and 2009

	Assets	2010	2009

Investments, at fair value Cost	$203,799,954 in 2010
	$193,748,116 in 2009	$553,399,473	$550,194,666
	Cash equivalents	9,422,768	2,856,161
	Interest receivable	68,750	68,750
	Dividends receivable	195,000	415,941
	Other assets	54,926	79,145

	Total assets	$563,140,917	$553,614,663

	Liabilities

	Accounts payable and accrued liabilities	$1,343,296	$262,943
	Liability for retirement benefits due to current and future retired directors	758,473	837,021

	Total liabilities	$2,101,769	$1,099,964

	Net assets	$561,039,148	$552,514,699

	Common shares $1 par value
	Authorized: 30,000,000 shares
	Issued and Outstanding: 19,440,000 shares in 2010 and 7,200,000 shares in 2009	$19,440,000	$7,200,000
	Share premium (capital surplus)	1,383,180	15,936,867
	Undistributed net investment income	22,282,248	27,063,078
	Undistributed net realized gain from investments	276,583,263	248,998,954
	Undistributed net realized (loss) from foreign currency transactions	(108,249,062)	(103,130,750)
	Net unrealized appreciation on investments	349,599,519	356,446,550

	Net assets	$561,039,148	$552,514,699

	Net asset value per share (Based on outstanding shares of 19,440,000 in 2010 and 21,600,000 in 2009 (1)	$28.86	$25.58	(1)

The closing price of the Company’s shares on the New York Stock Exchange was $25.81 and $22.99 (1) on May 31, 2010 and 2009, respectively.

(1) Restated to reflect 3-for-1 stock split that occurred in May 2010. See Note 12 to Financial Statements. The notes to the financial statements form an integral part of these statements.

Statements of operations
(Unaudited)

	Six months ended May 31

	2010	2009

Investment income
Dividend income (net of foreign withholding taxes of $192,121 and $143,142, respectively)	$2,394,520	$1,127,658
Interest income	418,662	412,598

Total investment income	2,813,182	1,540,256

Expenses
Shareholder reports and proxy expenses	108,474	98,673
Directors’ fees and expenses	164,427	176,238
Retired directors’ benefits	60,000	48,750
Investment research	368,167	303,119
Administration and operations	728,175	625,305
Administration and operations – other (See Note 9)	615,000	—
Fund accounting	74,138	69,890
Transfer agent, registrar and custodian	57,493	65,624
Legal fees	381,421	410,119
Audit fees	60,666	56,446
Search fees – recruitment	150,000	—
Insurance	60,879	91,807
Dues and listing fees	98,091	69,355
Other	6,197	48,956

Total expenses	2,933,128	2,064,282
Less – reduction in retirement benefits due to directors	(78,548)	(268,208)

Net expenses	2,854,580	1,796,074

Net investment (loss)	(41,398)	(255,818)

Net realized and unrealized gain (loss) from investments and foreign currency transactions
Net realized gain from investments
Proceeds from sales	23,582,360	11,984,680
Cost of securities sold	5,022,706	7,056,706

Net realized gain from investments	18,559,654	4,927,974

Net realized gain (loss) from foreign currency transactions
Investments	(725,089)	(871,223)
Foreign currency	(1,724)	9,904

Net realized (loss) from foreign currency transactions	(726,813)	(861,319)

Net increase in unrealized appreciation on investments
Balance, beginning of period	386,318,269	148,117,357
Balance, end of period	349,599,519	356,446,550

Net increase (decrease) in unrealized appreciation on investments	(36,718,750)	208,329,193

Net realized and unrealized gain (loss) from investments and foreign currency transactions	(18,885,909)	212,395,848

Net increase (decrease) in net assets resulting from operations	$(18,927,307)	$212,140,030

                The notes to the financial statements form an integral part of these statements.

Statements of changes in net assets

	Six months ended May 31, 2010 (Unaudited)	Year ended November 30, 2009

Net investment (loss)	$(41,398)	$(306,833)
Net realized gain from investments	18,559,654	70,752,525
Net realized (loss) from foreign currency transactions	(726,813)	(5,252,818)
Net increase (decrease) in unrealized appreciation on investments	(36,718,750)	238,200,912

Net increase (decrease) in net assets resulting from operations	(18,927,307)	303,393,786
Dividends payable/paid
From net investment income	(388,800)	(720,000)
From net realized gain from investments	—	(8,424,000)

Adjustment — tender offer

From common shares $1 par value	—	(720,000)
From share premium (capital surplus)	—	(1,593,687)
From undistributed net investment income	—	(4,299,617)
From undistributed net realized gain on investments	—	(48,375,896)

Net increase (decrease) in net assets	(19,316,107)	239,260,586
Net assets, beginning of period	580,355,255	341,094,669

Net assets, end of period (including undistributed net investment income of $22,282,248 and $22,712,446, respectively)	$561,039,148	$580,355,255

                The notes to the financial statements form an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS

Six months ended May 31, 2010 and 2009
(Unaudited)

1. Summary of significant accounting policies ASA Limited (the “Company”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and is organized as an exempted limited liability company under the laws of Bermuda. The following is a summary of the Company’s significant accounting policies:

A. Investments

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value”, that value is likely to be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded on the NYSE, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and fair value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

At May 31, 2010 and May 31, 2009, the Company held investments in restricted securities of 2.8% and 3.8% of net assets, respectively, valued in accordance with procedures approved by the Company’s Board of Directors as reflecting fair value, as follows:

May 31, 2010

Shares/Warrants	Cost	Issuer	Value Per Unit	Value	Acquisition Date
400,000	$2,287,880	Tahoe Resources Inc.	$5.74	$2,297,750	5/28/2010
2,307,691	$946,153	NovaGold Resources Inc.	$5.75	$13,263,424	1/21/2009
		$1.50 Warrants 01/21/13

May 31, 2009

Shares/Warrants	Cost	Issuer	Value Per Unit	Value	Acquisition Date
2,307,691	$2,053,847	NovaGold Resources Inc.	$5.13	$11,838,455	1/21/2009
2,307,691	$946,153	NovaGold Resources Inc.	$3.84	$8,861,533	1/21/2009
		$1.50 Warrants 01/21/13

The Company does not have a right to demand that such securities be registered.

In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 and 2009 in valuing the Company’s investments at fair value:

Investments in Securities
Measurements at May 31, 2010

Description (1)	Level 1	Level 2	Level 3	Total

Common Shares and Warrants
Gold and silver mining companies	$299,364,286	$147,604,895	$—	$446,969,181
Platinum mining companies	67,627,386	4,654,442	—	72,281,828
Other mining companies	—	15,739,164	—	15,739,164
Exchange traded funds PGMs	3,380,800	—	—	3,380,800
Convertible Securities
Gold mining companies	—	15,028,500	—	15,028,500

Total	$370,372,472	$183,027,001	$—	$553,399,473

(1) See schedules of investments for country classifications.

Investments in Securities
Measurements at May 31, 2009

Description (1)	Level 1	Level 2	Level 3	Total

Common Shares and Warrants
Gold mining companies	$292,706,621	$142,862,983	$—	$435,569,604
Platinum mining companies	69,261,005	6,697,253	—	75,958,258
Other mining companies	—	22,001,654	—	22,001,654
Exchange traded fund
Gold	7,215,750	—	—	7,215,750
Convertible Securities
Gold mining companies	—	9,449,400	—	9,449,400

Total	$369,182,376	$181,011,290	$—	$550,194,666

(1) See schedules of investments for country classifications.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Company’s financial statements disclosures.

B. Cash Equivalents

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The Company’s cash equivalents at May 31, 2010 and 2009 consisted of overnight deposit of excess funds in commercial paper issued by JPMorgan Chase & Co.

C. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported at 5:00 PM New York time on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the statements of operations.

D. Securities Transactions and Investment Income

During the six months ended May 31, 2010, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $23,582,360 and $20,115,271, respectively. During the six months ended May 31, 2009, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $11,984,680 and $15,762,448, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes, if any. Interest income is recognized on the accrual basis.

E. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

F. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

G. Basis of Presentation

The financial statements are presented in U.S. dollars.

H. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years. As of May 31, 2010, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

2. Tax status of the Company The Company is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activities in the United States is trading in stocks or securities for its own account; and under the U.S. federal tax law that activity does not constitute a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to withholding tax.

3. Retirement plans The Company had an unfunded non-qualified pension agreement with its former Chairman, President and Treasurer, Robert J. A. Irwin, pursuant to which the Company credited amounts to a pension benefit account as determined from time to time by the Board of Directors. Through the period ended November 30, 2006, interest equivalents were credited on amounts credited to the pension benefit account at an annual rate of 3.5%. Beginning December 1, 2006, interest equivalents were credited at an annual rate of 5%. On January 2, 2009 an amount equal to the balance in the pension benefit account at December 31, 2008 of $770,055 was paid in a lump sum to Mr. Irwin whose service with the Company terminated upon his retirement, and the agreement was terminated.

The Company has recorded a liability for retirement benefits due to future and current retired directors. The liability for these benefits at May 31, 2010 and May 31, 2009 was $758,473 and $837,021, respectively. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement.

During the six months ended May 31, 2010, the Company recorded a reduction of $78,548 to the liability for retirement benefits due to future and current retired directors. This adjustment related to the change in the retirement liability based on the valuation of these benefits for the year ended November 30, 2010, and a reduction due to the death of a retired director.

During the six months ended May 31, 2009 the Company recorded a reduction of $268,208 to the liability for retirement benefits due to future and current retired directors. This adjustment related to a unanimous agreement by those new directors elected in 2008 to waive their interest in the plan benefits.

4. Concentration risk It is a fundamental policy of the Company that at least 80% of its total assets be invested in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals and/or in other gold and precious mineral investments. A substantial portion of the Company’s assets currently is invested in South African companies and other companies having significant assets or operations in South Africa. The Company is, therefore, subject to gold and precious mineral related risk as well as risk related to investing in South Africa, including political, economic, regulatory, currency fluctuation and foreign exchange risks. The Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

5. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

6. Tender offer (All share value and amounts are reported on a pre-split basis.) On September 1, 2009, the Company commenced a tender offer to purchase up to 720,000 of its Common Shares, representing 10% of its issued and outstanding shares. Because the number of shares tendered exceeded 720,000 shares, the Company purchased shares duly tendered on a pro rata basis in accordance with the number of shares duly tendered by each shareholder. The Company paid $76.11 per share, the amount equal to 98% of $77.66, the net asset value per share as determined by the Company at the close of regular trading on the NYSE on October 2, 2009, the expiration date of the tender offer. As a result the Company’s outstanding Common Shares decreased from 7,200,000 to 6,480,000. To the best of the Company’s knowledge, at the time of the tender offer Lazard Asset Management LLC (“Lazard”) beneficially owned more than 5% of the Company’s outstanding Common Shares. Andrew Pegge (a director of the Company)

is a principal of Laxey Partners Limited (“Laxey Partners”). Laxey Partners as the manager or adviser of a group of entities controlled by it (Laxey Partners and the group together, “Laxey”) sold 13,547 Common Shares in connection with the tender offer and received proceeds of approximately $1,031,000. Based on information from a source at Lazard, Lazard sold 276,794 Common Shares in connection with the tender offer and received proceeds of approximately $21,066,790.

8. Contingencies In connection with the Company’s 2008 Annual General Meeting of Shareholders, Laxey filed with the Securities and Exchange Commission a proxy statement in which Laxey nominated Andrew Pegge, Phillip Goldstein, and Julian Reid for election to the Company’s board of directors to replace three of the nominees of the board of directors. Laxey’s proxy statement also included a proposal to recommend that the board of directors undertake a series of tender offers to address the discount from net asset value at which the Company’s shares had been trading. In its proxy statement, Laxey indicated that it intended to bear the cost of its proxy solicitation, which it estimated would be approximately $800,000. In its proxy statement, Laxey also indicated that it did not then intend to seek reimbursement of the cost of its proxy solicitation from the Company, but that it may decide to do so in the future. At the Company’s 2008 Annual General Meeting of Shareholders held on April 8, 2008, shareholders ultimately elected Andrew Pegge, Phillip Goldstein, and Julian Reid to serve as directors of the Company, but did not approve Laxey’s tender offer proposal. Laxey paid the costs of its proxy solicitation, but in 2008 Laxey Partners initially sought reimbursement of its costs from the Company. Laxey informed the Company that the actual costs of Laxey’s proxy solicitation were approximately $985,000. During the year ended November 30, 2009, the Company was informed by Laxey that it would not pursue its request for reimbursement of its proxy solicitation costs and the matter has been closed.

9. Related parties The Company’s Chief Financial Officer and Treasurer was appointed to serve in those capacities in February 2009. He is the member/owner of LGN Group, LLC, an entity which provides shareholder and administrative services to the Company. Fees paid to LGN Group, LLC for the six months ended May 31, 2010 and from the date of his appointment to May 31, 2009 were $307,500 and $179,375, respectively. In addition, at May 31, 2010 the Company accrued a $615,000 payment payable upon termination of the Services Agreement between the Company and LGN Group, LLC. It is anticipated that the Services Agreement will be terminated prior to November 30, 2010.

10. Compensation matters During the six months ended May 31, 2010, the Company entered into a new employment agreement with its President and Chief Executive Officer. The agreement provides for an annual base salary of $400,000. In addition, the President and Chief Executive Officer may receive, at the sole discretion of the Board, an annual bonus up to or greater than a target amount of $350,000. Payment of 30% of any bonus awarded would be deferred for two years. For the six month period ended May 31, 2010, $222,500 was accrued for bonuses to the President and Chief Executive Officer and another investment professional.

11. Operating lease commitment In December 2009, the Company entered into a three-year operating lease agreement in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $223,873 as of May 31, 2010. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

6/1/10-2/28/11	$59,100
3/1/11-2/29/12	81,155
3/1/12-2/28/13	83,618

Total	$223,873

12. Stock split During the six months ended May 31, 2010, the Company’s Board of Directors approved a 3-for-1 stock split in the form of a stock distribution to shareholders of record at the close of business on April 15, 2010.

The additional shares were distributed on May 3, 2010 and trading in the Common Shares on a split-adjusted basis began on May 4, 2010. The Company’s issued and outstanding shares, after giving effect to the stock split and tender offer voted previously, increased from 7,200,000 at the end of May 31, 2009 (6,480,000 after tender offer) to 19,440,000 at the end of May 31, 2010.

13. Subsequent event In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure.

Financial highlights

	(Unaudited)
	Six months ended May 31		Year ended November 30
	2010	2009 (4)	2009 (4)	2008 (4)	2007 (4)	2006 (4)	2005 (4)

Per Share Operating Performance

Net asset value, beginning of period/year	$29.85	$15.79	$15.79	$28.26	$24.73	$18.64	$16.65

Net investment income (loss)	—	(.01)	(.01)	.21	.37	.25	.03
Net realized gain from investments	.95	.23	3.33	6.00	3.63	.44	1.15
Net realized gain (loss) from foreign currency transactions	(.04)	(.04)	(.26)	(.37)	(.62)	.01	(.73)
Net increase (decrease) in unrealized appreciation on investments	(1.88)	9.64	11.21	(15.89)	.92	5.69	1.86
Net unrealized (loss) on translation of assets and liabilities in foreign currency	—	—	—	—	—	—	(.02)

Net increase (decrease) in net assets resulting from operations	(.97)	9.82	14.27	(10.05)	4.30	6.39	2.29
Dividends
From investment income	(.02)	(.03)	(.03)	(.21)	(.37)	(.25)	(.07)
From net realized gain on investments	—		(.43)	(.46)	(.40)	(.05)	(.23)
Capital share transactions:
Effect of tender offer/stock split	—		.25	(1.75)	—	—	—

Net asset value, end of period/year	$28.86	$25.58	$29.85	$15.79	$28.26	$24.73	$18.64

Market value per share, end of period/year	$25.81	$22.99	$26.52	$14.08	$24.42	$21.40	$16.55

Total Investment Return
Based on market price per share (1)	(2.59%)	71.50%	101.15%	(42.12%)	19.02%	31.54%	11.40%
Based on net asset value per share (2)	(3.25%)	70.20%	101.97%	(43.91%)	19.19%	34.92%	12.60%

Ratios to Average Net Assets
Expenses (3)	1.05%	.86%	.81%	.86%	.53%	.63%	1.15%
Net investment income (loss)	(.02%)	(.12%)	(.06%)	.80%	1.44%	1.09%	.21%

Supplemental Data
Net assets, end of period/year (000 omitted)	$561,039	$552,515	$580,355	$341,095	$813,790	$712,267	$536,929
Portfolio turnover rate	3.75%	2.88%	7.93%	21.33%	12.07%	4.66%	7.31%
Shares outstanding (000 omitted) (4)	19,440	21,600	21,240	26,400	28,800	28,800	28,800

(1)

Total investment return is calculated assuming a purchase of Common Shares at the current market price on the first day and a sale at the current market price on the last day of each period/year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(2)

Total investment return is calculated assuming a purchase of Common Shares at the current net asset value on the first day and a sale at the current net asset value on the last day of each period/year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(3)

The reduction in retirement benefits due to directors reduced the ratio of expenses to average net assets for the six month ended May 31, 2010 and May 31, 2009 from 1.05% to 1.04% and from .98% to .86%, respectively. (Annualized.) For the year ended November 30, 2009, the ratio of expenses to average net assets was reduced from .87% to .81% for this item.

(4)	Per share amounts and shares outstanding or weighted average shares have been restated to reflect the 3-for-1 stock split that occurred in May 2010. See Note 12 to Financial Statements.

The notes to the financial statements form an integral part of these statements.

Supplementary information
(Unaudited)

	Six months ended May 31
	2010	2009
Certain fees incurred by the Company
Directors’ fees	$113,000	$112,000
Officers’ remuneration	501,472	484,268
The notes to the financial statements form an integral part of these statements.

Report of independent registered public accounting firm

To the Shareholders and the Board of Directors of ASA Limited:

          We have reviewed the accompanying statements of assets and liabilities of ASA Limited (the “Company”), including the schedules of investments, as of May 31, 2010 and May 31, 2009, and the related statements of operations for the six-month periods then ended, the statement of changes in net assets for the six-month period ended May 31, 2010 and financial highlights and the supplementary information for the six-month periods ended May 31, 2010 and May 31, 2009. These financial statements, financial highlights and supplementary information are the responsibility of the Company’s management.

          We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

          Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

          We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statement of changes in net assets for the year ended November 30, 2009 and the financial highlights for each of the five years in the period ended November 30, 2009 and in our report, dated January 20, 2010, we expressed an unqualified opinion on those financial statements and financial highlights.

July 22, 2010	Ernst & Young LLP
New York, N.Y.

Certain tax information for U.S. shareholders (Unaudited) (1)

          The following is of a general nature only and is not, and should not be interpreted as, legal or tax advice to any particular U.S. shareholder of the Company. Due to the complexity and potentially adverse effect of the applicable tax rules summarized below, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations.

          Under rules enacted by the Tax Reform Act of 1986, the Company became a “passive foreign investment company” (a “PFIC”) on December 1, 1987. The manner in which these rules apply depends on whether a U.S. shareholder (1) elects to treat the Company as a qualified electing fund (“QEF”) with respect to his Company shares, (2) elects to “mark-to-market” his Company shares as of the close of each taxable year, or (3) makes neither election.

          In general, if a U.S. shareholder of the Company does not make either such election, any gain realized on the disposition of his Company shares will be treated as ordinary income. In addition, such a shareholder will be subject to an “interest charge” on part of his tax liability with respect to such gain as well as with respect to an “excess distribution” made by the Company (as explained in the following paragraph). Furthermore, shares held by such a shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a “disposition” would include a U.S. taxpayer’s becoming a nonresident alien.

          As noted, the general tax consequences described in the preceding paragraph apply to an “excess distribution” on Company shares, which means the total distributions by the Company a shareholder receives during a taxable year that are more than 125% of the average amount it distributed for the

(1)	Excluding qualified retirement plans, individual retirement accounts and other tax-exempt U.S. shareholders.

three preceding taxable years.* If the Company makes an excess distribution in a year, a U.S. shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the entire holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior taxable years to which the distribution is allocated and interest charges being imposed on the resulting “underpayment” of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a U.S. shareholder as a normal dividend,** with no interest charge.

          If a U.S. shareholder elects to treat the Company as a QEF with respect to his Company shares therein for the first year he holds those shares, the rules described in the preceding paragraphs generally would not apply. Those rules also would not apply to a U.S. shareholder who makes the QEF election after such first year and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective, in which event the gain from such “deemed sale” would be treated as an excess distribution (and taken as described above). Instead, the electing U.S. shareholder would include annually in his gross income his pro rata share of the Company’s ordinary earnings and net capital gain (his “QEF inclusion”), regardless of whether such income or gain was actually distributed. A U.S. shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets.

          Alternatively, if a U.S. shareholder makes a mark-to-market election with respect to Company shares, such shareholder would be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by an electing U.S. shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his

* For example, the Company paid annual dividends (restated for the 3-for-1 stock split in May 2010) of $1.51, $.91 and $1.04 per share during 2009, 2008 and 2007, respectively, an average per year of $.82 per share. Accordingly, any dividends during 2010 in excess of $1.025 per share (125% of $1.90) would be treated as an excess distribution for that year. (All amounts in U.S. currency.)

** Because the Company is a PFIC, dividends it pays will not qualify for the 15% maximum U.S. federal income tax rate on “qualified dividend income” that individuals receive through the end of 2010 (unless legislation to extend that treatment is enacted) and instead will be taxed at rates up to 35%

resulting tax liability. Special rules apply to a U.S. shareholder who held his PFIC stock prior to his first taxable year for which the mark-to-market election was effective.

          A U.S. shareholder with a valid QEF election in effect would not be taxed on any distributions the Company paid to the extent of any QEF inclusions, but any distributions to him out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to U.S. shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

          Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the Company’s taxable year ends. A QEF election is effective for the shareholder’s taxable year and may not be revoked without the consent of the Internal Revenue Service (“IRS”). A shareholder of the Company, who first held his Company shares after November 30, 2009 and who files his tax return on the basis of a calendar year may make a QEF election on his 2010 federal income tax return. A shareholder of the Company who first held his Company shares on or before that date may also make the QEF election on that return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

          A QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, a QEF election is made on IRS Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the taxable year to which the election applies. In order to allow U.S. shareholders to make QEF elections and to comply with the applicable annual reporting requirements, the Company annually provides them a “PFIC Annual Information Statement” containing certain information required by Treasury regulations.

          In early 2011, the Company will send to U.S. shareholders the PFIC Annual Information Statement for its 2010 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form

8621 to his federal income tax return each year. Other U.S. shareholders also must attach completed Forms 8621 to their federal income tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

          The Hiring Incentives to Restore Employment Act of 2010 amended the Internal Revenue Code by adding a new section, effective March 18, 2010, that requires U.S. shareholders of a PFIC to file an annual report containing information the IRS requires. The IRS has announced that it is developing guidance regarding those reporting obligations and, in the meantime, persons that were required to file Form 8621 before the new section’s enactment must continue to file that form as provided in the instructions thereto (e.g., on disposition of PFIC stock or with respect to a QEF). Shareholders of a PFIC that were not otherwise required to file Form 8621 annually before March 18, 2010, will not be required to file an annual report as a result of the new section for taxable years beginning before that date.

          Special rules apply to U.S. persons who hold Company shares through intermediate entities or persons and to U.S. shareholders who directly or indirectly pledge their shares, including those in a margin account.

          Through the end of 2009, the tax basis that was obtained by a transferee of property on the property owner’s death ordinarily was adjusted to the property’s fair market value on the date of death (or alternate valuation date). For a property owner dying in 2010, however, that “step-up” in basis rule does not apply and, instead, such an owner’s transferee generally will take as his basis in the transferred property the lesser of the owner’s adjusted basis or the property’s fair market value at the time of his death. The step-up in basis rule that applied through the end of 2009 will be reinstated for persons dying after 2010 (unless legislation is enacted to prevent that from happening).

          This paragraph describes the rules that applied through 2009 and will again apply after 2010.

          If a U.S. shareholder dies owning Company shares with respect to which he did not elect QEF treatment (or elected such treatment after the first taxable year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain, as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to their fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder’s basis therein immediately before his death. If a U.S. shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder’s holding period during which the Company was a PFIC (or the shareholder made a “deemed sale election”), then the basis increase generally will be available.

Dividend reinvestment and stock purchase plan

          Computershare Trust Company, N.A. (“Computershare”) has been engaged to offer a dividend reinvestment and stock purchase plan (the “Plan”) to shareholders. Shareholders may elect to participate in the Plan by signing an authorization. The authorization appoints Computershare as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any optional cash investments ($50 minimum, subject to an annual maximum of $60,000) received from such participant.

          For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the Plan. The price per share of shares purchased for each participant’s account will be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant’s account.

          For each participant, a service charge of 5% of the combined amount of the participant’s dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant plus $.03 per share, will be deducted (and paid to Computershare) prior to each purchase of shares. Shareholder sales of shares held by Computershare in the Plan are subject to a fee of $10.00 plus $.12 per share deducted from the proceeds of the sale. Additional nominal fees are charged by Computershare for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement Forms 1099 older than three years.

          Participation in the Plan may be terminated by a participant at any time by written instructions to

Computershare. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

          Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

          To participate in the Plan, shareholders may not hold their shares in a “street name” brokerage account.

          Additional information regarding the Plan may be obtained from Computershare, P.O. Box 43081, Providence, RI 02940-3081. Information may also be obtained on the internet at www.computershare.com or by calling Computershare’s Telephone Response Center at 1-781-575-2723 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy notice

          The Company is committed to protecting the financial privacy of its shareholders.

          We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

          We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company officers, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards that comply with federal regulations and established security standards to protect the confidentiality of nonpublic personal information.

Direct registration system

          In 2007, the Company initiated participation in the Direct Registration System (“DRS”), which enables shareholders to register their Company shares in book-entry form without the issuance of a physical certificate and to transfer those shares electronically. Shareholders may continue to hold stock certificates representing their shares or may convert them to book-entry shares. A brochure which describes the features and benefits of the DRS can be obtained by calling Computershare Trust Company at 1-781-575-2879.

Results of proposals presented at the annual general meeting of shareholders

The following votes were cast at the Annual General Meeting of Shareholders held on March 11, 2010:

Election of Directors
	For	Against	Abstain

David J. Christensen	3,850,965	101,006	247,314
Phillip Goldstein	3,693,969	460,060	45,257
Michael L. Mead	3,698,326	454,406	46,554
Andrew Pegge	3,628,540	527,298	43,447
Robert A. Pilkington	4,072,479	84,720	42,087
Julian Reid	3,690,540	455,583	53,162

Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain
Ernst & Young LLP	4,057,128	61,331	80,826

Proposal for Company either through a wholly-owned subsidiary or directly, to provide investment advisory services to others

For	Against	Abstain	Broker Non-Votes
3,055,295	253,161	59,787	831,042

Amend the Company’s Memorandum of Association to permit the Company to provide investment advisory services

For	Against	Abstain	Broker Non-Votes
3,056,267	253,184	58,792	831,042

Amend the Company’s fundamental investment policies to permit the Company to acquire securities issued by an investment advisory subsidiary

For	Against	Abstain	Broker Non-Votes
3,030,544	278,296	54.403	831,042

Proxy voting

          The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the twelve month period ended June 30, 2009 are available on the Company’s website at www.asaltd.com and on the Securities and Exchange Commission’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling collect (973) 377-3535.

Form N-Q

          The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common share repurchases

          The Company may from time to time purchase its common shares on the open market in such amounts and at such prices as the Company may deem advisable.

DIRECTORS

JULIAN REID, Chairman, Non-Executive
    (UNITED KINGDOM)

DAVID J. CHRISTENSEN
    (U.S.A.)

PHILLIP GOLDSTEIN
    (U.S.A.)

MICHAEL L. MEAD
    (U.S.A.)

ANDREW PEGGE, Deputy Chairman, Non-Executive
    (UNITED KINGDOM–ISLE OF MAN)

ROBERT A. PILKINGTON
    (U.S.A.)

OFFICERS
    DAVID J. CHRISTENSEN, President, Chief Executive Officer and Chief Investment Officer
    LAWRENCE G. NARDOLILLO, Chief Financial Officer and Treasurer
    PAUL K. WUSTRACK, JR., Secretary and Chief Compliance Officer

EXECUTIVE OFFICE
    400 S. EL CAMINO REAL, SUITE 710
    SAN MATEO, CA 94402 U.S.A.
    (800) 432-3378

REGISTERED OFFICE
    CANON’S COURT
    22 VICTORIA STREET
    HAMILTON HM12, BERMUDA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    ERNST & YOUNG LLP, NEW YORK, NY, U.S.A.

COUNSEL
    APPLEBY
    HAMILTON, BERMUDA

    K&L GATES LLP
    WASHINGTON, DC, U.S.A.

CUSTODIAN
    JPMORGAN CHASE BANK, BROOKLYN, NY, U.S.A.

FUND ACCOUNTANTS
    KAUFMAN ROSSIN FUND SERVICES, LLC, MIAMI, FL, U.S.A.

SHAREHOLDER SERVICES
    LGN GROUP, LLC, FLORHAM PARK, NJ 07932, U.S.A.
    (800) 432-3378

TRANSFER AGENT
    COMPUTERSHARE TRUST COMPANY, N.A.,
    525 WASHINGTON BOULEVARD, JERSEY CITY, NJ 07310, U.S.A.

WEBSITE—www.asaltd.com

Semi-Annual Report May 31, 2010 A Closed-end Fund Specializing in Gold and Other Precious Mineral Investments

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under Securities Exchange Act of 1934 (the “Exchange Act”), of any common shares of the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

                    There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 29, 2010.

Item 11.	Controls and Procedures

(a)

The President and Chief Executive Officer and the Chief Financial Officer and Treasurer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Not applicable.

	(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

	(3)	Not applicable.

(b)

The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto. These certifications are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Limited

Date: August 5, 2010	By:	/s/ David J. Christensen

David J. Christensen
President and Chief Executive Officer

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 5, 2010	By:	/s/ David J. Christensen

David J. Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 5, 2010	By:	/s/ Lawrence G. Nardolillo

Lawrence G. Nardolillo
Chief Financial Officer and Treasurer
(Principal Financial Officer)